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                                 Exhibit 10.23
             Stock Purchase Warrant Dated October 6, 1999 Between
             BioLynx.Com, Inc. and Travis Morgan Securities, Inc.
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                                                                   Exhibit 10.23
                               BIOLYNX.COM, INC.
                            STOCK PURCHASE WARRANT
                           Expiring November 5, 1999


50,000 Shares                                                 San Antonio, Texas


     THIS IS TO CERTIFY that, for value received, TRAVIS MORGAN SECURITIES, INC. (the "Holder") is entitled at any time from the date hereof, but prior to 2:00 p.m., San Antonio, Texas time on November 5, 1999, subject to and upon the terms and conditions contained herein, to purchase up to 50,000 fully paid and non-assessable shares of the common stock, par value $0.001 per share (the "Shares") of BIOLYNX.COM, INC., a Texas corporation (the "Company"), at a purchase price of $1.00 per Share (such number of the Shares and the purchase price being subject to adjustment as provided herein). This Warrant shall be void and of no effect and all rights hereunder shall cease at 2:00 p.m., San Antonio, Texas time on November 5, 1999, except to the extent theretofore exercised; provided that in the case of the earlier dissolution of the Company, this Warrant shall become void on the date fixed for such dissolution.

     1.   Warrant.  This Warrant has been issued by the Company pursuant to that
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certain Letter Agreement dated October 6, 1999 between the Holder and the
Company (the "Letter Agreement") and that certain Confidential Private Placement Memorandum dated May 12, 1999 in connection with the offering of the Shares of the Company (the "Memorandum"). The Letter Agreement and the Memorandum are expressly incorporated herein by reference for all purposes. This Warrant is expressly subject to and shall be governed by all of the terms of the Letter Agreement and the Memorandum. All terms used in this Warrant which are defined in the Letter Agreement and the Memorandum shall have the meanings assigned to them in the Letter Agreement and the Memorandum. The Holder, by the acceptance of this Warrant agrees to and shall be bound by all of the provisions of the Letter Agreement and the Memorandum. In the event of any conflict between the terms of this Warrant and the Letter Agreement or the Memorandum, the terms of the Memorandum shall control.

     2.   Covenants of the Company.  The Company covenants that, while this
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Warrant is exercisable (a) it will reserve from its authorized and unissued
Shares a sufficient number of Shares to provide for the delivery of the Shares pursuant to the exercise of this Warrant, and (b) that all Shares which may be issued upon the exercise of this Warrant will upon issue be fully paid and non-assessable.

     3.   Protection Against Dilution, Etc.  In any of the following events,
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occurring after the date of the issuance of this Warrant, appropriate adjustment shall be made in the number of Shares to be deliverable upon the exercise of this Warrant and the purchase price per share to be paid, so as to maintain the proportionate interest of the Holder as of the date hereof: (a) recapitalization of the Company through a split-up or reverse split of the outstanding Shares into a greater or lesser number, as the case may be, or (b) declaration of a dividend on the Shares, payable in Shares or other securities of the Company convertible into Shares, or (c) any of the events described in Paragraph 4 hereof.

     4.   Merger, Etc.  In case the Company, or any successor, shall be
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consolidated or merged with another company, or substantially all of its assets shall be sold to another company in exchange for stock, cash or other property with the view to distributing such stock, cash or other property to its shareholders, each of the Shares purchasable by this Warrant shall be replaced for the purposes hereof by the securities of the Company or cash or property issuable or distributable in respect of one Share of the Company, or its successors, upon such consolidation, merger, or sale, and adequate provision to that effect shall be made at the time thereof. Provided, however, notwithstanding anything herein contained to the contrary, in the event that the terms of any such consolidation, merger or sale call for the distribution of any cash or property to the shareholders of the Company, no such cash or property shall be distributable to the Holder of this Warrant in connection with any unexercised portion of this Warrant, unless the Holder of this Warrant shall have exercised this Warrant pursuant to the terms of Paragraph 7 hereof and all other terms of this Warrant.

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     5.   Notice of Certain Events.  Upon the happening of any event requiring
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an adjustment of the Warrant purchase price hereunder, the Company shall forthwith give written notice thereof to the Holder of this Warrant stating the adjusted Warrant purchase price and the adjusted number of Shares purchasable upon the exercise hereof resulting from such event and setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. The Board of Directors of the Company shall determine the computation made hereunder. In the case of (a) any consolidation, merger, or sale affecting the Company and calling for the payment of cash or the delivery of property to shareholders of the Company, or (b) any voluntary or involuntary dissolution, liquidation, or winding up of the Company shall at any time be proposed, the Company shall give at least 20 days' prior written notice thereof to the Holder stating the date on which such event is to take place and the date (which shall be at least 20 days after the giving of such notice) as of which the holders of record of Shares shall be entitled to participate in any such event. If the Holder does not elect to exercise any part of this Warrant as a result of any such notice, the Holder shall have no right with respect to any portion of this Warrant which shall remain unexercised to participate in (i) any such cash or other property resulting from any such consolidation, merger or sale, or (ii) any voluntary or involuntary dissolution, liquidation, or winding up of the Company.

     6.   Shareholders' Rights.  Until the valid exercise of this Warrant, the
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Holder shall not be entitled to any rights of a shareholder; but immediately upon the exercise of this Warrant and upon payment as provided herein, the Holder shall be deemed a record holder of the Shares.

     7.   Manner of Exercise.  In order to exercise this Warrant, the Holder
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shall surrender this Warrant, duly endorsed or assigned to the Company or in blank, at the office of the Company, accompanied by (a) written notice to the Company that the Holder elects to exercise this Warrant or, if less than the entire amount thereof is to be exercised, the portion thereof to be exercised, and (b) payment of the purchase price of the Shares to be purchased on such exercise, in cash or by cashier's or certified check.

     This Warrant shall be deemed to have been exercised immediately prior to the close of business on the day of surrender of this Warrant for exercise in accordance with the foregoing provisions, and at such time the person or persons entitled to receive the Shares issuable upon exercise shall be treated for all purposes as the record holder or holders of the Shares at such time. As promptly as practicable on or after the exercise date, the Company shall issue and shall deliver to the Holder a certificate or certificates for the number of full Shares issuable upon exercise.

     In case this Warrant is exercised in part only, upon such exercise the Company shall execute and deliver to the Holder thereof, at the expense of the Company, a new Warrant to purchase, in the aggregate, in the number of Shares covered by the unexercised portion of this Warrant.

     8.   Covenants of the Holder.  The Holder covenants that this Warrant has
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not been registered under the Securities Act of 1933, as amended (the
"Securities Act"), or any other applicable securities law. This Warrant has been purchased for investment only and not with a view to distribution or resale, and may not be sold, pledged, hypothecated or otherwise transferred unless this Warrant or the Shares represented hereby are registered under the Securities Act, and any other applicable securities law, or the Company has received an opinion of counsel satisfactory to it that registration is not required. A legend in substantially the following form will be placed on any certificates or other documents evidencing the Shares to be issued upon any exercise of this Warrant:

     THE SECURITIES REPRESENTED BY THIS INSTRUMENT OR DOCUMENT HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAW OF ANY STATE OR FOREIGN JURISDICTION. WITHOUT SUCH REGISTRATION, SUCH SECURITIES MAY NOT BE SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED EXCEPT UPON DELIVERY TO THE COMPANY OF AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED FOR SUCH TRANSFER OR THE SUBMISSION TO THE COMPANY OF SUCH OTHER EVIDENCE AS MAY BE SATISFACTORY TO THE COMPANY TO THE EFFECT THAT ANY SUCH TRANSFER SHALL NOT BE IN VIOLATION OF THE SECURITIES ACT OF 1933, AS AMENDED, THE SECURITIES LAW OF

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     ANY STATE OR FOREIGN JURISDICTION, OR ANY RULE OR REGULATION PROMULGATED
     THEREUNDER.

     Further, stop transfer instructions to the transfer agent of the Shares have been or will be placed with respect to the Shares so as to restrict the resale, pledge, hypothecation or other transfer thereof, subject to the further items hereof, including the provisions of the legend set forth in this paragraph.

     9.   Fractional Warrants.  Upon the exercise of this Warrant, no fractions
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of Shares shall be issued; but fractional Warrants shall be delivered, entitling the Holder, upon surrender with other fractional Warrants aggregating one or more full Shares, to purchase such full Shares.

     10.  Registration Obligation.  The Company has not agreed to file and the
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Company does not anticipate the filing of a registration statement under the
Securities Act to allow a public resale of this Warrant or any Shares issued upon the exercise of this Warrant.

     11.  Loss, Theft, Destruction of Warrant.  Upon receipt of evidence
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satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the case of any such loss, theft, or destruction, upon receipt of indemnity reasonably satisfactory to the Company, or, in the case of any such mutilation, upon surrender and cancellation of this Warrant, the Company will make and deliver, in lieu of such lost, stolen, destroyed or mutilated Warrant, a new Warrant of like tenor.

     12.  Arbitration.  All disputes arising or related to this Agreement must
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exclusively be resolved by binding arbitration under the Commercial Arbitration
Rules of the American Arbitration Association in effect at the time the arbitration proceeding commences; except that (a) Texas law and the Federal Arbitration Act must govern construction and effect, (b) the locale of any arbitration must be in San Antonio, Texas, and (c) the arbitrator must with the award provide written findings of fact and conclusions of law. Any party may seek from a court of competent jurisdiction any provisional remedy that may be necessary to protect its rights or assets pending the selection of the arbitrator or the arbitrator's determination of the merits of the controversy. The exercise of such arbitration rights by any party will not preclude the exercise of any self-help remedies (including without limitation, setoff rights) or the exercise of any non-judicial foreclosure rights. An arbitration award may be entered in any court having jurisdiction.

     13.  Benefit.  All the terms and provisions of this Warrant shall be
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binding upon and inure to the benefit of and be enforceable by the parties hereto, and their respective heirs, executors, administrators, personal representatives, successors and permitted assigns.

     14.  Notices.  All notices, requests, demands, and other communications
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hereunder shall be in writing and delivered personally or sent by registered or certified United States mail, return receipt requested with postage prepaid, if to the Company, addressed to the Company at 5617 Grissom Road, San Antonio, Texas 78238; and if to the Holder, addressed to Travis Morgan Securities, Inc., 18952 MacArthur Boulevard, Suite 360, Irvine, California 92612. Any party hereto may change its address upon 10 days' written notice to any other party hereto.

     15.  Construction.  Words of any gender used in this Warrant shall be held
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and construed to include any other gender, and words in the singular number shall be held to include the plural, and vice versa, unless the context requires otherwise. In addition, the pronouns used in this Warrant shall be understood and construed to apply whether the party referred to is an individual, partnership, joint venture, corporation or an individual or individuals doing business under a firm or trade name, and the masculine, feminine and neuter pronouns shall each include the other and may be used interchangeably with the same meaning.

     16.  Headings.  The headings used in this Warrant are for convenience and
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reference only and in no way define, limit, simplify or describe the scope or intent of this Warrant, and in no way effect or constitute a part of this Warrant.

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     17.  Law Governing.  This Warrant shall be construed and governed by the
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laws of the State of Texas, and all obligations hereunder shall be deemed performable in Bexar County, Texas.

     IN WITNESS WHEREOF, this Warrant has been issued on October 6th, 1999.

                              BIOLYNX.COM, INC.



                              By  /s/ John D. Walker II
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                                  John D. Walker II, President

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                                 EXERCISE FORM
         (To be Executed If The Owner Desires to Exercise the Warrant)


To:  BioLynx.com, Inc.
     5617 Grissom Road
     San Antonio, Texas 78238

     The undersigned hereby exercises, according to the terms and conditions thereof ______ (number of Shares to be purchased) of the Warrant evidenced hereby, and herewith makes payment of the purchase price at a price of $1.00 per share in full in the amount of $_________________. Kindly issue all Shares to the undersigned and deliver them to the undersigned at the address stated below. If such number of shares shall not be all of the shares purchasable by this Warrant, please issue a new Warrant of like tenor for the balance of the remaining Shares purchasable hereunder to be delivered to the undersigned at the address stated below.



                              ________________________________________
                              (Printed Name)


                              ________________________________________
                              Address


                              ________________________________________
                              City            State           Zip Code


                              ________________________________________
                              Signature

Dated:____________

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